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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2005 (September 15, 2005)
MYOGEN, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50438	84-1348020

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7575 West 103rd Avenue, Suite 102
Westminster, Colorado	80021

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 410-6666
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
On September 15, 2005, Myogen, Inc. (the “Company”) entered into an Underwriting Agreement with the several underwriters (collectively, the Underwriters”) for whom Goldman, Sachs & Co. is acting as representative (the “Representative”) relating to the sale of 5,376,344 shares (including 701,262 shares to be offered pursuant to an over-allotment option) (the “Offering Shares”) of the Company’s common stock, par value $0.001 per share, to the Underwriters. The Company filed a preliminary prospectus supplement relating to the issuance and sale of the Offering Shares with the United States Securities and Exchange Commission on September 8, 2005.
The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated by reference herein.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
The press release announcing the pricing of the public offering is attached hereto as Exhibit 99.1 and incorporated herein by reference.
In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 and attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Section 8 — Other Events
Item 8.01. Other Events.
Attached as Exhibit 5.1 is the opinion of Cooley Godward LLP relating to the legality of the Offering Shares.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Underwriting Agreement, dated September 15, 2005, by and among Myogen, Inc. and Goldman, Sachs & Co. as representative of the several underwriters party thereto.
5.1	Opinion of Cooley Godward LLP.
23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1
99.1	Press Release, dated September 16, 2005, entitled “Myogen Prices Public Offering of Common Stock.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated September 16, 2005

MYOGEN, INC.
By:	/s/ Andrew D. Dickinson
Andrew D. Dickinson
Its: Vice President and General Counsel

2.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 15, 2005, by and among Myogen, Inc. and Goldman, Sachs & Co. as representative of the several underwriters party thereto.
5.1	Opinion of Cooley Godward LLP.
23.1	Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1
99.1	Press Release, dated September 16, 2005, entitled “Myogen Prices Public Offering of Common Stock.”

3.